Mariner Managed futures strategy portfolio

Class 1 shares

Class 2 shares

(a series of the Northern Lights Variable Trust)

Supplement dated January 20, 2017 (effective at the close of business)
to the Prospectus dated May 1, 2016, as supplemented November 10, 2016, and the Statement of Additional Information dated May 1, 2016, as supplemented November 10, 2016

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The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has concluded that it is in the best interests of the Mariner Managed Futures Strategy Portfolio (the “Portfolio”), a series of the Trust, and its shareholders, that the Portfolio cease operations. The Board has determined to close the Portfolio and redeem all outstanding shares on March 20, 2017.

Effective February 21, 2017, the Portfolio will not accept any purchases and will no longer pursue its stated investment objectives. The Portfolio will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Portfolio are otherwise not available for purchase.

Prior to March 20, 2017, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the Mariner Managed Futures Strategy Portfolio will have no federal income tax consequences. Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO MARCH 20, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-855-542-4642.

This Supplement and the existing Prospectus dated May 1, 2016, as supplemented November 10, 2016, and the Statement of Additional Information dated May 1, 2016, as supplemented November 10, 2016 provide relevant information for all shareholders and should be retained for future reference. The Prospectus, and its supplement and the Statement of Additional Information and its supplement have been filed with the Securities and Exchange Commission, and are incorporated herein by reference and can be obtained without charge by calling the Portfolio at 1-855-542-4642.